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
NATIONWIDE LIFE INSURANCE COMPANY                                            THE BEST OF AMERICA(R) AMERICA'S FUTURE ANNUITY(R) II
PO BOX 182021, COLUMBUS, OHIO 43218-2021                    INDIVIDUAL FLEXIBLE PURCHASE PAYMENT FIXED & VARIABLE DEFERRED ANNUITY
1-800-848-6331                                                                          MINIMUM INITIAL PURCHASE PAYMENT OF $5,000


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CONTRACT TYPE                  Must specify by checking a box.



[ ] NON-QUALIFIED   [ ] SIMPLE IRA*    [ ] 401(k)*                        [ ] CRT (Charitable Remainder Trust)
[ ] IRA             [ ] SEP IRA*       [ ] 401(a)* (Investment Only)
[ ] Roth IRA        [ ] ORP 403(b)*    [ ] 403(b) TSA (Non-ERISA only)*

 *These contract types require the completion of additional forms.


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PURCHASE PAYMENT
AMOUNT: $            $5,000  initial  minimum for  Non-Qualified  and CRTs  ($3,000  for all other  contract  types)  $10,000 if the
L-Schedule or C-Schedule  option is elected.  A copy of this  application  properly  signed by the  registered  representative  will constitute  receipt of the dollar amount  specified.  If this  application is declined by Nationwide Life Insurance  Company,  there will be no liability on the part of Nationwide, and any payments submitted with this application will be refunded.
PAYMENT SUBMITTED VIA: [ ] Check [ ] Wire [ ] 1035(a) Exchange [ ] Transfer/Rollover       APPLY FOR TAX YEAR: __________

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PARTIES TO THE CONTRACT

CONTRACT OWNER

Last Name: _________________________________________________     First Name: _______________________________________  MI:__________

Address:   ________________________________________________________________________________________________________________________

Date of Birth: _____________________   Sex [ ]M [ ]F           Soc. Sec. No. or Tax ID: ___________________________________________

Employer/Trust: ____________________________________________


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[ ] JOINT OWNER* or [ ] CONTINGENT OWNER (Must specify by checking a box) Joint/Contingent Owners only available under a
Non-Qualified Contract

Last Name: _________________________________________________     First Name: _______________________________________  MI:__________

Address:   ________________________________________________________________________________________________________________________

Date of Birth: _____________________   Sex [ ]M [ ]F           Soc. Sec. No. or Tax ID: ___________________________________________


*Joint Owners limited to spouses except in HI, OR, PA and VT

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ANNUITANT (Age 85 or younger)

Last Name: _________________________________________________     First Name: _______________________________________  MI:__________

Address:   ________________________________________________________________________________________________________________________

Date of Birth: _____________________   Sex [ ]M [ ]F           Soc. Sec. No. or Tax ID: ___________________________________________


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[ ] CO-ANNUITANT (Spouse Only/Age 85 or younger, not available with CRTs) or [ ] CONTINGENT ANNUITANT (Age 85 or younger)(Must specify by checking a box).

Last Name: _________________________________________________     First Name: _______________________________________  MI:__________

Address:   ________________________________________________________________________________________________________________________

Date of Birth: _____________________   Sex [ ]M [ ]F           Soc. Sec. No. or Tax ID: ___________________________________________

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BENEFICIARIES (Whole Percentage Only: Allocation to all Primary must equal 100%; Allocation to all Contingents must also equal 100%)


                                                                                Relationship
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.     Date of Birth
[ ]                 ___________________________________________   __________%   _____________  ___________________   ______________
[ ]      [ ]        ___________________________________________   __________%   _____________  ___________________   ______________
[ ]      [ ]        ___________________________________________   __________%   _____________  ___________________   ______________

---------------------------------- -------------------------------------------------------------------------------------------------
DEATH BENEFIT OPTIONS      ONLY ONE OPTION MAY BE ELECTED (Enhanced Death Benefit options increase the Variable Account
                           Charge on Your Contract).
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[ ] Standard Death Benefit            [ ] One-Year Enhanced Death Benefit*

If no box is checked, the death benefit will be the Standard Death Benefit. *Annuitant/Co-Annuitants age 85 or younger.
-------------------------- ---------------------------------------------------------------------------------------------------------
CDSC SCHEDULES             ONLY ONE OPTION MAY BE ELECTED (Election of the L or C Schedule options increase the Variable Account charge on your Contract).
[ ] B - Schedule                        [ ]  L - Schedule                   [ ] C - Schedule

If no box is checked, the CDSC Schedule will be the B-Schedule.
--------------------------------------- --------------------------------------------------------------------------------------------
EXTRA VALUE                ONLY ONE OPTION MAY BE ELECTED (Election of these option increase the Variable Account charge on your
                           Contract).

[ ] 3% Option              [ ] 4% Option

FOR ALL OF THE ABOVE OPTIONS, PLEASE CONSULT THE PROSPECTUS, CONTRACT AND/OR APPLICABLE OPTION FOR DETAILS, INCLUDING ADDITIONAL
CHARGES.


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REMARKS
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
PURCHASE PAYMENT ALLOCATION               (Whole Percentages Only: Must Equal 100%)

THE UNDERLYING INVESTMENT OPTIONS LISTED ON THIS APPLICATION ARE ONLY AVAILABLE IN VARIABLE ANNUITY INSURANCE PRODUCTS ISSUED BY
LIFE INSURANCE COMPANIES OR, IN SOME CASES, THROUGH PARTICIPATION IN CERTAIN QUALIFIED PENSION OR RETIREMENT PLANS. THEY ARE NOT
OFFERED TO THE GENERAL PUBLIC DIRECTLY.
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AIM VARIABLE INSURANCE FUNDS, INC.
    ______%   AIM V.I. Basic Value Fund:
              Series II
    ______%   AIM V.I. Capital Appreciation
              Fund: Series II
    ______%   AIM V.I. Capital Development
              Fund: Series II

ALLIANCE VARIABLE PRODUCTS
SERIES FUND, INC.
    ______%   AllianceBernstein Small Cap
              Value Portfolio: Class B
    ______%   Growth & Income Portfolio:
              Class B

AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC.
    ______%   VP Income & Growth
              Fund: Class II
    ______%   VP International Fund:
              Class II
    ______%   VP Inflation Adjusted Securities
              Fund: Class II
    ______%   VP Ultra Fund: Class II

    ______%   VP Value Fund: Class II

DREYFUS
    ______%   Dreyfus Stock Index Fund, Inc.:
              Service Shares

DREYFUS INVESTMENT
PORTFOLIOS
    ______%   Small Cap Stock Index Portfolio:
              Service Shares

DREYFUS VARIABLE INVESTMENT
FUND
    ______%   Appreciation Portfolio:
              Service Shares
    ______%   Developing Leaders Portfolio:
              Service Shares

FEDERATED INSURANCE SERIES
    ______%   Federated American Leaders
              Fund II: Service Shares
    ______%   Federated Capital Appreciation
              Fund II: Service Shares
    ______%   Federated Quality Bond
              Fund II: Service Shares

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND
    ______%   VIP Equity-Income Portfolio:
              Service Class 2
    ______%   VIP Growth Portfolio: Service
              Class 2
    ______%   VIP Overseas Portfolio: Service
              Class 2

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND II
    ______%   VIP II Contrafund(R)Portfolio:
              Service Class 2
    ______%   VIP II Investment Grade Bond
              Portfolio: Service Class 2

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND III
    ______%   VIP III Mid Cap Portfolio:
              Service Class 2
    ______%   VIP III Value Strategies
              Portfolio: Service Class 2

FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
    ______%   Franklin Small Cap Value
              Securities Fund: Class II
    ______%   Franklin Rising Dividends Securities Fund: Class II

    ______%   Templeton Foreign Securities
              Fund: Class II

JANUS ASPEN SERIES
    ______%   Balanced Portfolio: Service Shares
    ______%   Capital Appreciation Portfolio:
              Service Shares
    ______%   International Growth Portfolio:
              Service Shares

GARTMORE VARIABLE INSURANCE
TRUST (GVIT)
    ______%   Comstock GVIT Value Fund:
              Class II
    ______%   Dreyfus GVIT Mid Cap Index Fund:
               Class I
    ______%   Federated GVIT High Income Bond
              Fund: Class I
    ______%   GVIT Emerging Markets Fund:
              Class II
    ______%   GVIT Global Financial Services Fund:
              Class II
    ______%   GVIT Global Health Sciences Fund:
              Class II
    ______%   GVIT Global Technology and
              Communications Fund: Class II
    ______%   GVIT Global Utilities Fund:
              Class II
    ______%   GVIT Government Bond Fund:
              Class I
    ______%   GVIT Money Market Fund: Class I

    ______%   GVIT Small Cap Growth Fund:
              Class II
    ______%   GVIT Small Cap Value Fund:
              Class II
    ______%   GVIT Small Company Fund:
              Class II
    ______%   GVIT Total Return Fund: Class II
    ______%   GVIT U.S. Growth Leaders Fund:
              Class II
    ______%   MAS GVIT Multi Sector
              Bond Fund: Class I

  GARTMORE GVIT INVESTOR DESTINATIONS
    ______%   Gartmore GVIT Investor
              Dest. Aggressive Fund
    ______%   Gartmore GVIT Investor
              Dest. Conservative Fund
    ______%   Gartmore GVIT Investor
              Dest. Moderate Fund
    ______%   Gartmore GVIT Investor
              Dest. Moderately
              Aggressive Fund
    ______%   Gartmore GVIT Investor
              Dest. Moderately
              Conservative Fund

MFS(R) VARIABLE INSURANCE TRUST
    ______%   MFS Investors Growth Stock
              Series: Service Class
    ______%   MFS Value Series: Service
              Class

NEUBERGER BERMAN ADVISERS
MANAGEMENT TRUST
    ______%   AMT Fasciano Portfolio: Class S

    ______%   AMT Limited Maturity Bond
              Portfolio: Class I
    ______%   AMT Mid Cap Growth Portfolio:
              Class S

OPPENHEIMER VARIABLE ACCOUNT
FUNDS
    ______%   Capital Appreciation Fund/VA:
              Service Class
    ______%   Global Securities Fund/VA:
              Service Class
    ______%   High Income Fund/VA: Service Class

    ______%   Main Street(R) Growth & Income
              Fund/VA: Service Class
    ______%   Main Street(R) Small Cap Fund/VA:
              Service Class

VAN KAMPEN
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    ______%   Emerging Markets Debt
              Portfolio: Class II
    ______%   U.S. Real Estate Portfolio: Class II

NATIONWIDE LIFE INS. CO.*

    ______%   Fixed Account

*THE FIXED ACCOUNT OPTION IS NOT AVAILABLE IF THE C-SCHEDULE OPTION IS ELECTED.

MVA/GUAR. TERM OPTION (GTO)
(NOT AVAILABLE IN MD OR WA.)
    ______%   1 Year
    ______%   3 Year               $1,000 minimum
    ______%   5 Year                  for each
    ______%   7 Year               MVA/GTO Option
    ______%  10 Year



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NOTICE TO AZ RESIDENTS ONLY: Upon written request, the Company agrees to provide, within a reasonable time, reasonable factual information regarding the benefits and provisions of the annuity Contract to the Contract Owner. To be sure that the Contract Owner is satisfied with this Contract, the Contract Owner has the right to examine the Contract. Within ten days of the day the Contract is received by the Contract Owner, it may be returned to the Home Office of the Company or the agent through whom it was purchased. When the Contract is received at the Home Office, the Company will void the Contract as though it had never been in force and the Contract Value will be refunded in full. The Company reserves the right to allocate any Purchase Payments received during the Right to Examine period to a money market fund. When the Right to Examine period has expired, the Contract Value will be allocated to the underlying fund options specified by the Contract Owner.

NOTICE TO FL, MN, ND, SC, SD, TX, AND VT RESIDENTS ONLY: Annuity payments, death benefits, surrender values, and other Contract values provided by this Contract, when based on the investment experience of a separate account, or when subject to a Market Value Adjustment are variable, may increase or decrease in accordance with the fluctuations in the net investment factor or application of a Market Value Adjustment, as applicable, and are not guaranteed as to fixed-dollar amount, unless otherwise specified. A Market Value Adjustment may be assessed on any Guaranteed Term Options that have not matured just prior to Annuitization and would be in addition to the scheduled surrender penalty charge.

Additionally, any benefits, values or payments based on performance of the underlying investment options may vary and are NOT guaranteed by Nationwide Life Insurance Company, any other insurance company, by the U.S. Government, or any State Government. They are NOT federally insured by the FDIC, the Federal Reserve Board or any agency Federal or State.

NOTICE TO AR, CO, KY, LA, ME, NM, OH AND TN RESIDENTS ONLY: Any person who, knowingly and with intent to injure, defraud or deceive any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which may be a crime and may subject such person to criminal and civil penalties, fines, imprisonment, or a denial of insurance benefits.

NOTICE TO DC RESIDENTS ONLY: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

NOTICE TO MN RESIDENTS ONLY: This Contract is not protected by the Minnesota Life and Health Insurance Guaranty Association or the Minnesota Insurance Guaranty Association. In the case of insolvency, payment of claims is not guaranteed. Only the assets of the Insurer will be available to pay your claim.

NOTICE TO FL RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any Company files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

NOTICE TO WA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.

NOTICE TO OK AND PA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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
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CONTRACT OWNER SIGNATURES
[ ] Yes [ ]  No         Do you have existing life insurance or annuity contracts?
[ ] Yes [ ]  No         Will the applied for Contract replace any existing life insurance or annuity contracts?
[ ]                     Please send me a copy of the Statement of Additional Information to the Prospectus.

CONTRACT OWNER'S E-MAIL ADDRESS
                               -----------------------------------------------------

STATE IN WHICH APPLICATION WAS SIGNED                                                  DATE
                                     -----------------------------------------------       -------------------------------------
                                                                       State
THE CONTRACT  PAYMENTS OR VALUES UNDER THE VARIABLE  ANNUITY  PROVISIONS  OF THE CONTRACT ARE VARIABLE AND ARE NOT  GUARANTEED AS TO
FIXED DOLLAR AMOUNT.

To the best of my knowledge  and belief,  I hereby  represent  my answers to the above  questions  to be accurate  and  complete.  I acknowledge that I have received and understand the current  prospectus for this variable annuity  Contract.  I ALSO UNDERSTAND THAT
THE GUARANTEED  TERM OPTIONS OF THE MULTIPLE  MATURITY  ACCOUNT THAT HAVE NOT MATURED  (REACHED THE MATURITY DATE) MAY BE SUBJECT TO
AN AUTOMATIC MARKET VALUE ADJUSTMENT JUST PRIOR TO ANNUITIZATION. (GTOS NOT AVAILABLE IN MD AND WA.)

CONTRACT OWNER                                                    JOINT OWNER
              ----------------------------------------------                 ---------------------------------------------------
                                    Signature                                                           Signature

----------------------------------------------------------------------- ------------------------------------------------------------
REGISTERED REPRESENTATIVE INFORMATION

[ ] Yes  [ ]  No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

REGISTERED REPRESENTATIVE
                         ---------------------------------------------------------------------------------------------------------
                                                                                         Signature
Florida License Identification #: (Florida Agents only)
                                                       ---------------------------------------------------------------------------
NAME
          ------------------------------------------------------------------------------------------------------------------------
                                                                      (Please Print)
REGISTERED REPRESENTATIVE SS#
                             -----------------------------------------------------------------------------------------------------
FIRM NAME                                                                          PHONE (           )
                      ----------------------------------------------------------         -----------------------------------------

ADDRESS
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